SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 9, 2005

YouthStream Media Networks, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27556	13-4082185
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

244 Madison Avenue, PMB #358, New York, New York 10016
(Address of principal executive offices)

Registrant's telephone number, including area code: (212) 883-0083

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 31, 2006, YouthStream Media Networks, Inc. (the “Company”) filed Amendment No. 1 to its Current Report on Form 8-K, originally filed on March 14, 2005. The Company is filing this Amendment No. 2 to its Current Report on Form 8-K solely for the purpose of correcting arithmetic errors under the “Pro Forma Adjustments” column of the Pro Forma Condensed Consolidated Balance Sheet (unaudited) as of December 31, 2004 attached to Amendment No. 1 as Exhibit 99.2. No other information or amounts are amended hereby.

Item 9.01 - Financial Statements and Exhibits

(a) Financial Statements of Business Acquired - The audited financial statements of KES Acquisition Company, LLC as of and for the years ended September 30, 2004 and 2003 and the unaudited financial statements of KES Acquisition Company, LLC as of and for the three months ended December 31, 2004 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(b)  Pro Forma Financial Information - Unaudited pro forma condensed consolidated financial information as of December 31, 2004 and for the year ended September 30, 2004 and the three months ended December 31, 2004 is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.

(c) Exhibits

A list of exhibits required to be filed as part of this report is set forth in the Index to Exhibits, which immediately precedes such exhibits, and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUTHSTREAM MEDIA NETWORKS, INC. (Registrant)

Date: August 31, 2006	By:	/s/ ROBERT N. WEINGARTEN
Robert N. Weingarten
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

3.9	Restated Certificate of Incorporation of YouthStream Acquisition Corp.*

10.81	Securities Purchase Agreement, dated as of February 25, 2005, by and among YouthStream Media Networks, Inc., YouthStream Acquisition Corp., KES Holdings, LLC and Atacama Capital Holdings, Ltd.*

10.82	Note Purchase Agreement, dated as of February 25, 2005, by and among YouthStream Media Networks, Inc., YouthStream Acquisition Corp., KES Holdings, LLC and Atacama Capital Holdings, Ltd.*

10.83	Amended and Restated Management Services Agreement, dated February 28, 2005, by and between KES Acquisition Company, LLC and Pinnacle Steel, LLC.*

10.84	YouthStream Acquisition Corp. 8.0% Subordinated Secured Note Due February 28, 2015 in favor of KES Holdings, LLC*

10.85	YouthStream Acquisition Corp. 8.0% Subordinated Secured Note Due February 28, 2015 in favor of Atacama Capital Holdings, Ltd.*

10.86	YouthStream Media Networks, Inc. Limited Guaranty and Pledge Agreement in favor of Atacama Capital Holdings, Ltd. *

10.87	YouthStream Media Networks, Inc. Limited Guaranty and Pledge Agreement in favor of KES Holdings, LLC *

99.1
Audited financial statements of KES Acquisition Company, LLC as of and for the years ended September 30, 2004 and 2003, unaudited financial statements of KES Acquisition Company, LLC as of and for the three months ended December 31, 2004 and Report of Independent Registered Public Accounting Firm therein.

99.2	Unaudited pro forma condensed consolidated financial information as of December 31, 2004 and for the year ended September 30, 2004 and the three months ended December 31, 2004.

_____________________
* Previously filed.